UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	UnderstandingYour Fund’s Expenses
7	ComparingYour Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In retrospect, 2012 was notable for the global equity markets’ resilience in the face of some tough macroeconomic challenges. Worries regarding sluggish employment growth, weak housing markets and Congressional gridlock weighed on investor sentiment in the United States at times during the year, yet U.S. stocks posted respectable gains, on average.An ongoing debt crisis led to recessionary conditions in Europe, particularly for some of the continent’s more peripheral nations, but aggressive actions from monetary policymakers helped some European stock markets produce double-digit returns.While China’s economy slowed in response to inflation-fighting measures, officials there appeared to have engineered a “soft landing,” and Chinese stocks generally ended the year with positive absolute returns.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The global economy seems likely to benefit from Europe’s ongoing efforts to support its banking system and common currency, and by China’s moves toward more stimulative fiscal policies under new government leadership. In the United States, greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery could support modestly higher rates of economic growth.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus Appreciation Fund produced a total return of 10.18%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was 15.99% for the same period.2

Despite bouts of volatility, stocks generally advanced over the reporting period as global and domestic economic conditions improved. The fund produced a lower return than its benchmark, mainly due to shortfalls in the financials and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Improving Macroeconomic Conditions Fueled Market Gains

Several positive macroeconomic developments drove stocks higher during the first quarter of 2012. These included strong corporate earnings reports, domestic employment gains, and a quantitative easing program in Europe that forestalled a more severe banking crisis. However, investor sentiment turned cautious during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance.

Stocks rebounded over the summer amid more encouraging economic news, including sharp declines in the unemployment rate.The market lost ground again in November when concerns mounted over automatic tax hikes and spending cuts scheduled for the start of 2013. Nevertheless, continued corporate earnings strength and signs of an improving U.S. housing market enabled stocks to resume their rally, and the S&P 500 Index ended the year with double-digit gains.

Sector Allocations Weighed on Results

Although the fund participated significantly in the market’s gains, its relative performance was undermined by an overweighted position in the energy sector, where a sluggish global economy and a glut of domestic, shale-sourced oil and gas pressured large, integrated energy producers. Underweighted exposure to the financials sector helped support returns in previous years, but it prevented the fund from benefiting when major banks rallied from depressed levels in 2012.

The fund also was hindered by disappointments among individual stocks. Brazilian casual dining franchisee Arcos Dorados Holdings, Class A, struggled in a slower local economy. Occidental Petroleum encountered problems at one of its oil fields, and Apache struggled when declining oil prices limited production growth. Fast food giant McDonald’s was hurt by lower same-store sales comparisons and weakness in Europe.

The fund achieved better results in other areas. Among the fund’s information technology holdings, electronics innovator Apple continued to score success with its tablet computer and smartphone products.The fund held no stocks in the utilities sector, avoiding its relative weak returns. Global bank HSBC Holdings,ADR rallied as legal and regulatory issues were addressed. Media conglomerate News Corp., Classes A and B gained value amid increased advertising spending and plans to unlock value by splitting the company in two. Consumer discretionary holding Christian Dior benefited from rising demand for luxury goods in the recovering global economy. Pharmaceuticals developer Novo Nordisk,ADR saw demand rise for its diabetes drugs.

We made a number of changes to the fund’s composition in 2012, adding new positions in global spirits maker Diageo, ADR, enterprise software developer Oracle, brewer SABMiller, technology firm Xilinx, and energy producer Canadian Natural Resources. We eliminated only one holding, Green Mountain Coffee, during the year.

Stocks May Be Poised for Additional Gains

Aggressively accommodative monetary policies among the world’s central banks and continued signs of improvement in the U.S. and global economies underlie a generally optimistic outlook for equities in 2013.We expect corporate earnings and dividends to continue to grow over the coming year, but at a lower rate than in 2012. Meanwhile, valuations across most sectors remain attractive even in the wake of recent market rallies, and persistently low interest rates may continue to attract investors to dividend-paying stocks. Therefore, we have maintained our focus on high quality, multinational companies with strong balance sheets, dominant brands, and above-average earnings and dividend growth characteristics.

January 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components)
funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/12
	1	Year	5 Years	10 Years
Fund	10.18%		2.27%	6.25%
Standard & Poor’s 500
Composite Stock Price Index	15.99%		1.66%	7.10%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Appreciation Fund, Inc. on 12/31/02 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

Expenses paid per $1,000†	$4.96
Ending value (after expenses)	$1,035.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

Expenses paid per $1,000†	$4.93
Ending value (after expenses)	$1,020.26

† Expenses are equal to the fund’s annualized expense ratio of .97%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2012

Common Stocks—94.1%	Shares		Value ($)
Banks—.4%
HSBC Holdings, ADR	418,166	[a]	22,192,070
Capital Goods—4.5%
Berkshire Hathaway, Cl. A	322	[b]	43,167,320
Caterpillar	932,500		83,533,350
General Electric	1,877,400		39,406,626
United Technologies	976,600		80,090,966
			246,198,262
Consumer Services—3.1%
Arcos Dorados Holdings, Cl. A	1,050,000	[a]	12,558,000
McDonald’s	1,764,700		155,664,187
			168,222,187
Diversified Financials—4.4%
American Express	250,000		14,370,000
BlackRock	315,000		65,113,650
Franklin Resources	415,000		52,165,500
JPMorgan Chase & Co.	2,458,400		108,095,848
			239,744,998
Energy—19.7%
Apache	230,000		18,055,000
Canadian Natural Resources	551,000		15,907,370
Chevron	2,022,400		218,702,336
ConocoPhillips	1,456,700		84,474,033
Exxon Mobil	3,058,598		264,721,657
Imperial Oil	1,300,000 [a]		55,900,000
Occidental Petroleum	1,585,600		121,472,816
Phillips 66	808,350		42,923,385
Royal Dutch Shell, Cl. A, ADR	2,036,800		140,437,360
Total, ADR	2,139,900 [a]		111,296,199
			1,073,890,156
Food & Staples Retailing—1.5%
Walgreen	1,822,200		67,439,622
Whole Foods Market	157,500		14,384,475
			81,824,097
Food, Beverage & Tobacco—19.2%
Altria Group	3,403,700		106,944,254
Coca-Cola	6,650,000		241,062,500

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Diageo, ADR	450,000		52,461,000
Kraft Foods Group	686,856		31,231,343
Mondelez International, Cl. A	1,950,568		49,680,967
Nestle, ADR	2,461,150		160,393,146
PepsiCo	1,009,300		69,066,399
Philip Morris International	3,393,700		283,849,068
SABMiller	1,150,000		54,128,558
			1,048,817,235
Health Care Equipment & Services—1.4%
Intuitive Surgical	91,200	[b]	44,721,744
Medtronic	709,500		29,103,690
			73,825,434
Household & Personal Products—5.1%
Christian Dior	326,500		56,447,426
Estee Lauder, Cl. A	1,335,800		79,960,988
Procter & Gamble	2,082,300		141,367,347
			277,775,761
Materials—4.2%
Air Products & Chemicals	510,000		42,850,200
Freeport-McMoRan Copper & Gold	1,851,200		63,311,040
Praxair	625,100		68,417,195
Rio Tinto, ADR	969,200	[a]	56,300,828
			230,879,263
Media—3.9%
McGraw-Hill	657,000		35,918,190
News, Cl. A	2,212,308		56,502,346
News, Cl. B	166,900		4,379,456
Time Warner Cable	560,000		54,426,400
Walt Disney	1,200,000		59,748,000
			210,974,392
Pharmaceuticals, Biotech &
Life Sciences—9.1%
Abbott Laboratories	1,996,300		130,757,650
Abbott Laboratories-W/I	50,000	[b]	1,570,000
Johnson & Johnson	2,065,900		144,819,590
Merck & Co.	1,034,000		42,331,960

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Novo Nordisk, ADR	553,500		90,336,735
Roche Holding, ADR	1,773,400	[a]	89,556,700
			499,372,635
Retailing—3.7%
Target	1,724,100		102,014,997
Wal-Mart Stores	1,449,100		98,872,093
			200,887,090
Semiconductors & Semiconductor
Equipment—2.8%
Intel	3,334,500		68,790,735
Texas Instruments	2,222,200		68,754,868
Xilinx	495,000		17,770,500
			155,316,103
Software & Services—4.6%
Automatic Data Processing	972,800		55,459,328
International Business Machines	800,000		153,240,000
Oracle	1,300,000		43,316,000
			252,015,328
Technology Hardware & Equipment—6.5%
Apple	569,200		303,400,676
QUALCOMM	875,000		54,267,500
			357,668,176
Total Common Stocks
(cost $3,586,420,391)			5,139,603,187

Other Investment—7.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $390,408,570)	390,408,570	[c]	390,408,570

Investment of Cash Collateral
for Securities Loaned—3.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $162,075,525)	162,075,525 [c]	162,075,525
Total Investments (cost $4,138,904,486)	104.2%	5,692,087,282
Liabilities, Less Cash and Receivables	(4.2%)	(230,767,077)
Net Assets	100.0%	5,461,320,205

ADR—American Depository Receipts
W/I—When Issued

a Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$160,309,141 and the value of the collateral held by the fund was $162,075,525.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	19.7	Materials	4.2
Food, Beverage & Tobacco	19.2	Media	3.9
Money Market Investments	10.1	Retailing	3.7
Pharmaceuticals,		Consumer Services	3.1
Biotech & Life Sciences	9.1	Semiconductors &
Technology Hardware & Equipment	6.5	Semiconductor Equipment	2.8
Household & Personal Products	5.1	Food & Staples Retailing	1.5
Software & Services	4.6	Health Care Equipment & Services	1.4
Capital Goods	4.5	Banks	.4
Diversified Financials	4.4		104.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $160,309,141)—Note 1(c):
Unaffiliated issuers	3,586,420,391	5,139,603,187
Affiliated issuers	552,484,095	552,484,095
Cash		7,035,217
Receivable for shares of Common Stock subscribed		10,841,677
Dividends and securities lending income receivable		9,845,777
Prepaid expenses		133,090
		5,719,943,043
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		2,984,506
Due to Fayez Sarofim & Co.		989,546
Liability for securities on loan—Note 1(c)		162,075,525
Payable for investment securities purchased		80,075,679
Payable for shares of Common Stock redeemed		10,738,136
Accrued expenses		1,759,446
		258,622,838
Net Assets ($)		5,461,320,205
Composition of Net Assets ($):
Paid-in capital		3,915,843,661
Accumulated undistributed investment income—net		988,913
Accumulated net realized gain (loss) on investments		(8,695,165)
Accumulated net unrealized appreciation
(depreciation) on investments		1,553,182,796
Net Assets ($)		5,461,320,205
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		124,308,361
Net Asset Value, offering and redemption price per share ($)		43.93

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $3,508,431 foreign taxes withheld at source):
Unaffiliated issuers	129,265,427
Affiliated issuers	229,688
Income from securities lending—Note 1(c)	1,069,288
Total Income	130,564,403
Expenses:
Investment advisory fee—Note 3(a)	16,154,531
Sub-investment adivsory fee—Note 3(a)	10,567,250
Shareholder servicing costs—Note 3(b)	18,597,712
Prospectus and shareholders’ reports	677,419
Directors’ fees and expenses—Note 3(c)	274,649
Registration fees	250,296
Custodian fees—Note 3(b)	180,538
Professional fees	110,072
Loan commitment fees—Note 2	65,914
Miscellaneous	433,412
Total Expenses	47,311,793
Less—reduction in fees due to earnings credits—Note 3(b)	(5,809)
Net Expenses	47,305,984
Investment Income—Net	83,258,419
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,297,242)
Net unrealized appreciation (depreciation) on investments	359,203,198
Net Realized and Unrealized Gain (Loss) on Investments	355,905,956
Net Increase in Net Assets Resulting from Operations	439,164,375

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	83,258,419	58,609,878
Net realized gain (loss) on investments	(3,297,242)	3,358,951
Net unrealized appreciation
(depreciation) on investments	359,203,198	207,695,590
Net Increase (Decrease) in Net Assets
Resulting from Operations	439,164,375	269,664,419
Dividends to Shareholders from ($):
Investment income—net	(82,869,015)	(58,519,141)
Capital Stock Transactions ($):
Net proceeds from shares sold	2,403,754,297	1,748,789,188
Dividends reinvested	62,923,290	42,533,901
Cost of shares redeemed	(1,545,186,624)	(1,046,729,101)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	921,490,963	744,593,988
Total Increase (Decrease) in Net Assets	1,277,786,323	955,739,266
Net Assets ($):
Beginning of Period	4,183,533,882	3,227,794,616
End of Period	5,461,320,205	4,183,533,882
Undistributed investment income—net	988,913	589,291
Capital Share Transactions (Shares):
Shares sold	55,365,359	44,260,586
Shares issued for dividends reinvested	1,426,767	1,055,796
Shares redeemed	(35,706,157)	(26,597,361)
Net Increase (Decrease) in Shares Outstanding	21,085,969	18,719,021

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	40.53	38.20	33.52	28.23	44.70
Investment Operations:
Investment income—net[a]	.74	.65	.57	.56	.64
Net realized and unrealized
gain (loss) on investments	3.38	2.26	4.54	5.37	(15.16)
Total from Investment Operations	4.12	2.91	5.11	5.93	(14.52)
Distributions:
Dividends from
investment income—net	(.72)	(.58)	(.43)	(.64)	(.72)
Dividends from net realized
gain on investments	—	—	—	—	(1.23)
Total Distributions	(.72)	(.58)	(.43)	(.64)	(1.95)
Net asset value, end of period	43.93	40.53	38.20	33.52	28.23
Total Return (%)	10.18	7.62	15.26	21.01	(32.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.97	.99	1.09	.97
Ratio of net expenses
to average net assets	.97	.97	.99	1.07	.96
Ratio of net investment income
to average net assets	1.71	1.63	1.66	1.95	1.65
Portfolio Turnover Rate	.50	2.59	28.73	.92	6.98
Net Assets, end of period
($ x 1,000)	5,461,320	4,183,534	3,227,795	2,323,522	2,471,236

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	4,221,687,795	—	—	4,221,687,795

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($) (continued)
Equity Securities—
Foreign
Common
Stocks†	807,339,408	110,575,984	††	—	917,915,392
Mutual Funds	552,484,095	—		—	552,484,095

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At December 31, 2011, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012,The Bank of New York Mellon earned $458,266 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value			Value		Net
Company	12/31/2011	($)	Purchases ($) Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	291,501,201		1,185,187,208 1,086,279,839	390,408,570		7.1
Dreyfus
Institutional
Cash
Advantage
Fund	79,547,648		1,702,436,737 1,619,908,860	162,075,525		3.0
Total	371,048,849		2,887,623,945 2,706,188,699	552,484,095		10.1

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Effective March 31, 2012, dividends from investment income-net are declared and paid quarterly. Prior to March 31, 2012, dividends from investment income-net were declared and paid annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $988,913, accumulated capital losses $7,945,440 and unrealized appreciation $1,552,433,071.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, $4,637,980 of the carryover expires in fiscal year 2017.The fund has $3,228,381 of post-enactment short-term capital losses and $79,079 of post-enactment long-term losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $82,869,015 and $58,519,141, respectively.

During the period ended December 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $10,218 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2012, the fund was charged $12,146,264 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $907,555 for transfer agency services and $28,231 for cash management services. Cash management fees were partially offset by earnings credits of $3,278.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $180,538 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $65,243 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,531.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,512,755, Shareholder Services Plan fees $1,137,409, custodian fees $78,016, Chief Compliance Officer fees $3,981 and transfer agency fees $252,345.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2012, amounted to $918,094,022 and $23,085,195, respectively.

At December 31, 2012, the cost of investments for federal income tax purposes was $4,139,654,211; accordingly, accumulated net unrealized appreciation on investments was $1,552,433,071, consisting of $1,614,715,026 gross unrealized appreciation and $62,281,955 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
February 27, 2013

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2012 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $82,869,015 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 24, 2012, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, and ranked in the first quartile of the Performance Universe for most of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 151
———————
Clifford L. Alexander, Jr. (79)
Board Member (1981)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 41
———————
Francine J. Bovich (61)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 46
———————
Peggy C. Davis (69)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, NewYork University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
Diane Dunst (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 17

Nathan Leventhal (69)
Board Member (1989)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• Commissioner, NYC Planning Commission (March 2007-November 2011)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 39
———————
Robin A. Melvin (49)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 97
———————
† Board Member of the fund as of November 7, 2012.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

The Fund 35

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2011 and $6,000 in 2012.These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,528 in 2011 and $3,376 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,130 in 2011 and $6,003 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,800,128 in 2011 and $49,204,697 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	February 26, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)